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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): November 21, 2001
                                                         -----------------


                              GENAERA CORPORATION
                             --------------------
                (Exact Name of Registrant Specified in Charter)


         Delaware                       0-19651                  13-3445668
     -----------------            -------------------        --------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)



            5110 Campus Drive
           Plymouth Meeting, PA                                     19462
---------------------------------------------                -------------------
  (Address of Principal Executive Offices)                         (Zip Code)




      Registrant's telephone number, including area code: (610) 941-4020
                                                          ---------------



               -------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.                    Other Events.


         The registrant hereby incorporates by reference the press release dated November 21, 2001 attached hereto as Exhibit 99.1 and the letter to Merlin BioMed Group LLC dated November 26, 2001 attached hereto as Exhibit 99.2.
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                                  SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GENAERA CORPORATION
                                      (Registrant)


                                  By: /s/ Christopher P. Schnittker
                                      ---------------------------------------
                                      Christopher P. Schnittker
                                      Vice President and Chief Financial Officer


Dated:  November 27, 2001
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                                 EXHIBIT INDEX

Exhibit
Number     Description
------     -----------

  99.1 Press Release - Genaera Corporation Files Universal Shelf Registration Statement

  99.2     Letter to Merlin BioMed Group LLC dated November 26, 2001